Exhibit 10.1

THIRD AMENDMENT TO FINANCING AGREEMENT

     THIS THIRD AMENDMENT TO FINANCING AGREEMENT (this “Amendment”) is made and entered into effective as of August 30, 2004, to be effective as of the respective date herein indicated, by and between CYBERONICS, INC., a Delaware corporation (“Company”), and THE CIT GROUP/BUSINESS CREDIT, INC., a New York corporation (“CIT”).

RECITALS

     A. Company and CIT have entered into that certain Financing Agreement, dated as of September 26, 2001, as amended by that certain First Amendment to Financing Agreement dated as of April 1, 2003 and by that certain letter agreement dated July 29, 2004 (collectively, the “Financing Agreement”).

     B. Company and CIT desire to further amend the Financing Agreement as hereinafter set forth.

     NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:

AGREEMENT

ARTICLE I
Definitions

     1.01 Capitalized terms used in this Amendment are defined in the Financing Agreement, as amended hereby, unless otherwise stated.

ARTICLE II
Amendments to Financing Agreement

     Effective as of the respective date herein indicated, the Financing Agreement is hereby amended as follows:

     2.01 Definition of Anniversary Date. Effective as of the date of execution of this Amendment, the definition of “Anniversary Date” set forth in Section 1 of the Financing Agreement is amended and restated to read in its entirety as follows:

     “Anniversary Date shall mean September 26, 2005 and the same date in every year thereafter.”

     2.02 Definition of Borrowing Base. Effective as of the date of execution of this Amendment, the definition of “Borrowing Base” set forth in Section 1 of the Financing Agreement is amended and restated to read in its entirety as follows:

“Borrowing Base shall mean the sum of (a) eighty percent (80%) of the Company’s aggregate outstanding Eligible Accounts Receivable, provided, however, that if the then Dilution Percentage is greater than five percent (5%), then the rate of advance herein shall be reduced by

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the amount of such excess Dilution Percentage, plus (b) the lesser of (i) fifty percent (50%) of the aggregate value of the Company’s Eligible Inventory, valued at the lower of cost or market value, on a first in, first out basis, (ii) eighty-five percent (85%) of the aggregate value of the Company’s Eligible Inventory, valued at the appraised net orderly liquidation value, on a first in, first out basis, or (iii) the Inventory Loan Cap, less (c) any applicable Availability Reserves; provided, however, the Eligible Inventory portion of the Borrowing Base in clause (b) above shall not be effective until such time as a Qualified Inventory Appraisal has been conducted”.

     2.03 Definition of Early Termination Fee. Effective as of the date of execution of this Amendment, the definition of “Early Termination Fee” set forth in Section 1 of the Financing Agreement is amended and restated to read in its entirety as follows:

“Early Termination Fee shall: (a) mean the fee CIT is entitled to charge the Company in the event the Company terminates the Revolving Line of Credit or this Financing Agreement on a date prior to an Anniversary Date; and (b) be determined by multiplying the Revolving Line of Credit by one percent (1%).”

     2.04 Definition of Revolving Line of Credit. Effective as of the date of execution of this Amendment, the definition of “Revolving Line of Credit” set forth in Section 1 of the Financing Agreement is amended and restated to read in its entirety as follows:

“Revolving Line of Credit shall mean the aggregate commitment of CIT to make loans and advances pursuant to Section 3 of this Financing Agreement and issue Letters of Credit Guaranties pursuant to Section 5 hereof to the Company, in the aggregate amount equal to the sum of $20,000,000.00.”

     2.05 New Definitions. Effective as of the date of this Amendment, Section 1 of the Agreement is amended by adding the following new definitions thereto, to be inserted in appropriate alphabetical order:

“Eligible Inventory shall mean the gross amount of the Company’s Inventory that is subject to a valid, exclusive, first priority and fully perfected security interest in favor of CIT and which conforms to the warranties contained herein and which, at all times, continues to be acceptable to CIT in the exercise of its reasonable judgment, less, without duplication, any (a) work-in-process, (b) supplies (other than raw materials), (c) Inventory not present in the United States of America, (d) Inventory returned or rejected by the Company’s customers (other than goods that are undamaged and resalable in the normal course of business) and goods to be returned to the Company’s suppliers, (e) Inventory in transit to third parties (other than the Company’s agents or warehouses), or in the possession of a warehouseman, bailee, third party processor, or other third party, unless such warehouseman, bailee or third party has executed a notice of security interest agreement (in form and substance satisfactory to CIT) and CIT shall have a first priority perfected security interest in such Inventory, and (f) less any reserves required by CIT in its reasonable discretion, including without limitation for special order goods, discontinued, slow-moving and obsolete Inventory, market value declines, bill and hold (deferred shipment), consignment sales, shrinkage and any applicable customs, freight, duties and Taxes.”

“Inventory Loan Cap shall mean the amount of $10,000,000.00.”

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“Qualified Inventory Appraisal shall mean an appraisal of the Inventory to be performed at the Company’s expense by an appraiser mutually satisfactory to CIT and the Company to determine the net orderly liquidation value of the Inventory, in form and detail satisfactory to CIT; provided, however, the initial Qualified Inventory Appraisal shall not be obtained until the Company has requested such appraisal.”

     2.06 Amendment of Subparagraph 3.2 of Section 3. Effective as of the date of execution of this Amendment, the first sentence of Subparagraph 3.2 of Section 3 of the Financing Agreement shall be amended and restated to read in its entirety as follows:

“In furtherance of the continuing assignment and security interest in the Company’s Accounts and Inventory, the Company will, upon the creation of Accounts and purchase or acquisition of Inventory, execute and deliver to CIT in such form and manner as CIT may reasonably require, solely for CIT’s convenience in maintaining records of Collateral, such confirmatory schedules of Accounts and Inventory as CIT may reasonably request, including, without limitation, monthly schedules of Accounts and monthly schedules of Inventory, all in form and substance satisfactory to CIT, and such other appropriate reports designating, identifying and describing the Accounts and Inventory as CIT may reasonably request, and provided further that CIT may request any such information more frequently, from time to time, upon its reasonable prior request.”

     2.07 Amendment of Subparagraph 8.1(a) of Section 8. Effective as of the date of execution of this Amendment, Subparagraph 8.1 (a) of Section 8 of the Financing Agreement shall be amended and restated to read in its entirety as follows:

“(a) Interest shall be payable monthly as of the end of each month in an amount equal to the lesser of (a) an amount equal to the Chase Bank Rate per annum, or (b) the Maximum Legal Rate, on the greater of (i) $3,000,000 or (ii) on the average of the net balances owing by the Company to CIT in the Revolving Loan Account at the close of each day during such month. In the event of any change in said Chase Bank Rate, the rate hereunder for Revolving Loans shall change, as of the date of such change, so as to remain equal to the Chase Bank Rate. The rate hereunder shall be calculated based on a 360-day year. CIT shall be entitled to charge the Revolving Loan Account at the rate provided for herein when due until all Obligations have been paid in full.”

     2.08 Amendment and Restatement of Section 11. Effective as of the date of execution of this Amendment, the first and fifth sentences of Section 11 of the Financing Agreement shall be amended and restated to read in its entirety as follows:

“Except as otherwise permitted herein, CIT may terminate this Financing Agreement only as of the initial or any subsequent Anniversary Date and then only by giving the Company at least forty-five (45) days’ prior written notice of termination.”

“The Company may terminate this Financing Agreement at any time upon forty-five (45) days’ prior written notice to CIT, provided that the Company pays to CIT immediately on demand an Early Termination Fee, if applicable.”

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ARTICLE III
Conditions Precedent

     3.01 Conditions to Effectiveness. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent in a manner satisfactory to CIT, unless specifically waived in writing by CIT:

          (a) CIT shall have received each of the following, each in form and substance satisfactory to CIT, in its sole discretion, and, where applicable, each duly executed by each party thereto, other than CIT:

(i)	This Amendment, duly executed by Company; and

(ii)	All other documents CIT may request with respect to any matter relevant to this Amendment or the transactions contemplated hereby.

          (b) The representations and warranties contained herein and in the Financing Agreement and the other documents executed in connection with the Financing Agreement (herein referred to as “Loan Documents”), as each is amended hereby, shall be true and correct as of the date hereof, as if made on the date hereof.

          (c) No Default or Event of Default shall have occurred and be continuing, unless such Default or Event of Default has been otherwise specifically waived in writing by CIT.

          (d) All corporate proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto shall be satisfactory to CIT.

ARTICLE IV
No Waiver

     4.01 No Waivers. Nothing contained herein shall be construed as a waiver by CIT of any covenant or provision of the Financing Agreement, the other Loan Documents, this Amendment or any other contract or instrument between CIT and Company, and the failure of CIT at any time or times hereafter to require strict performance by Company of any provision thereof shall not waive, affect or diminish any right of CIT to thereafter demand strict compliance therewith. CIT hereby reserves all rights granted under the Financing Agreement, the other Loan Documents, this Amendment, and any other contract or instrument between the Company and CIT.

ARTICLE V
Ratifications, Representations and Warranties

     5.01 Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Financing Agreement and the other Loan Documents, and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Financing Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. Company and CIT agree that the Financing Agreement and the other Loan Documents, as amended hereby, shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.

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     5.02 Representations and Warranties. Company hereby represents and warrants to CIT that (a) the execution, delivery and performance of this Amendment and any and all other Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite corporate action on the part of Company and will not violate the Certificate of Incorporation or Bylaws of Company; (b) the representations and warranties contained in the Financing Agreement, as amended hereby, and any other Loan Document are true and correct on and as of the date hereof and on and as of the date of execution hereof as though made on and as of each such date; (c) no Default or Event of Default under the Financing Agreement, as amended hereby, has occurred and is continuing, unless such Default or Event of Default has been specifically waived in writing by CIT; (d) Company is in full compliance with all covenants and agreements contained in the Financing Agreement and the other Loan Documents, as amended hereby; and (f) Company has not amended its Certificate of Incorporation or its Bylaws since the date of the Financing Agreement.

ARTICLE VI
Miscellaneous Provisions

     6.01 Survival of Representations and Warranties. All representations and warranties made in the Financing Agreement, or any other Loan Document, including, without limitation, any document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by CIT or any closing shall affect the representations and warranties or the right of CIT to rely upon them.

     6.02 Reference to Financing Agreement. Each of the Financing Agreement and the other Loan Documents, and any and all other Loan Documents, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Financing Agreement, as amended hereby, are hereby amended so that any reference in the Financing Agreement and such other Loan Documents to the Financing Agreement shall mean a reference to the Financing Agreement, as amended hereby.

     6.03 Expenses of CIT. As provided in the Financing Agreement, Company agrees to pay on demand all costs and expenses incurred by CIT in connection with the preparation, negotiation, and execution of this Amendment and the other Loan Documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including, without limitation, the costs and fees of CIT’s legal counsel, and all costs and expenses incurred by CIT in connection with the enforcement or preservation of any rights under the Financing Agreement, as amended hereby, or any other Loan Documents, including, without, limitation, the costs and fees of CIT’s legal counsel.

     6.04 Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

     6.05 Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of CIT and Company and their respective successors and assigns, except that Company may not assign or transfer any of its rights or obligations hereunder without the prior written consent of CIT.

     6.06 Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

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     6.07 Effect of Waiver. No consent or waiver, express or implied, by CIT to or for any breach of or deviation from any covenant or condition by Company shall be deemed a consent to or waiver of any other breach of the same or any other covenant, condition or duty.

     6.08 Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

     6.09 Applicable Law. THIS AMENDMENT AND ALL OTHER LOAN DOCUMENTS EXECUTED PURSUANT HERETO SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

     6.10 Final Agreement. THE FINANCING AGREEMENT AND THE OTHER LOAN DOCUMENTS, EACH AS AMENDED HEREBY, REPRESENT THE ENTIRE EXPRESSION OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF ON THE DATE THIS AMENDMENT IS EXECUTED. THE FINANCING AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS AMENDED HEREBY, MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. NO MODIFICATION, RESCISSION, WAIVER, RELEASE OR AMENDMENT OF ANY PROVISION OF THIS AMENDMENT SHALL BE MADE, EXCEPT BY A WRITTEN AGREEMENT SIGNED BY COMPANY AND CIT.

     6.11 Release. COMPANY HEREBY ACKNOWLEDGES THAT IT HAS NO DEFENSE, COUNTERCLAIM, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY THE “OBLIGATIONS” OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM CIT. COMPANY HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES CIT, ITS PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED, WHICH COMPANY MAY NOW OR HEREAFTER HAVE AGAINST CIT, ITS PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY “LOANS”, INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE FINANCING AGREEMENT OR OTHER LOAN DOCUMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS AMENDMENT.

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     IN WITNESS WHEREOF, this Amendment has been executed and is effective as of the date first above-written.

“COMPANY”

CYBERONICS, INC.

By:	/s/ Robert P. Cummins
Name: Robert P. Cummins
Title: Chief Executive Officer

“CIT”

THE CIT GROUP/BUSINESS CREDIT, INC.

By:	/s/ Grant Weiss
Name: Grant Weiss
Title: Vice President

Third Amendment To Financing Agreement